                                                                  EXHIBIT 10.2

                               SUPPORT AGREEMENT

          THIS SUPPORT AGREEMENT (the "Agreement") is entered into as of this __ day of __________, 1998 (the "Effective Date"), by and between AWARD SOFTWARE INTERNATIONAL, INC. ("Award"), a California corporation having its principal place of business at 777 East Middlefield Road, Mountain View, CA 94043, and VOBIS MICROCOMPUTER AG, ("Vobis") a corporation organized under the laws of Germany having its principal place of business at Carlo-Schmid Strasse 12, D-52146 Wuerselen, Germany.

                                   RECITALS

          WHEREAS Vobis and Award have previously developed certain basic input/output system code;

          WHEREAS The parties wish to clarify their obligations with respect to the support, maintenance and development of such basic input/output system code;

          NOW THEREFORE, in consideration of the promises recited herein, and other valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Award and Vobis hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein shall have the following meanings:

     1.1 "BIOS CODE" shall mean the firmware code set forth on EXHIBIT A ("BIOS CODE") hereto, in both Source Code and Object Code, including all Corrections, Updates, Upgrades, and Custom Development Work of the BIOS Code delivered by Award hereunder.

     1.2 "BIOS PATENT RIGHTS" shall mean any and all rights in and to: (i) the claims contained in the patents and patent applications described in EXHIBIT A hereto and incorporated herein by reference; (ii) all claims contained in patents and patent applications filed in foreign countries corresponding to any of the foregoing patents and patent applications; and (iii) all claims contained in continuations, divisions, substitutions, reexaminations, patents of addition, continuations-in-part, reissues, renewals and extensions of the patents and patent applications referenced in (i) and (ii) above, to the extent the same claim subject matter disclosed in a claim contained in a patent or patent application described in EXHIBIT A hereto.

     1.3  "CONFIDENTIAL INFORMATION" shall have the meaning assigned to it in
SECTION 7 ("CONFIDENTIALITY").

     1.4 "CORRECTION" shall mean shall mean a "patch", "bug fix", "work around", or other modification to Award's generally offered BIOS code (not incorporating inventions covered by the BIOS Patent Rights); or the BIOS Code, which corrects or minimizes an Error therein, but does not provide additional features or functions.

     1.5 "CUSTOM DEVELOPMENT WORK" shall mean development work carried out by Award pursuant to a Custom Development Work Exhibit signed by Award and Vobis.

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     1.6  "CUSTOM DEVELOPMENT WORK EXHIBIT" shall mean an exhibit to this
Agreement, in substantially the form described in EXHIBIT B ("CUSTOM DEVELOPMENT WORK"), signed by Award and Vobis, which shall incorporate the terms of this Agreement by reference, and pursuant to which Custom Development Work shall be carried out by Award.

     1.7 "DESIGNATED EMPLOYEES" shall mean up to three (3) designated Vobis employees whose names shall be provided to Award within ten (10) days of the Effective Date.

     1.8 "ERROR" shall mean a documented and reproducible "bug", defect, error or problem with Award's generally offered BIOS code (not incorporating inventions covered by the BIOS Patent Rights) or the BIOS Code which causes the such code to deviate from its published specifications in normal use.

     1.9 "OBJECT CODE" shall mean compiled BIOS Code, in a format not readily perceivable by humans.

     1.10 "SOURCE CODE" shall mean uncompiled BIOS Code, in a format readily perceivable by humans.

     1.11 "SUPPORT" shall have the meaning assigned to it in SUBSECTION 3.2 ("CUSTOM DEVELOPMENT WORK").

     1.12 "TERM" shall have the meaning assigned to it in SECTION 6 ("TERM AND TERMINATION").

     1.13 "UPDATES" shall mean additions, enhancements, improvements, updates and upgrades to Award's generally offered BIOS code (not incorporating inventions covered by the BIOS Patent Rights), or the BIOS Code, which add additional features or functions, and which may correct Errors, but for which Award does not ordinarily charge a fee to its existing licensees.

     1.14 "UPGRADES" shall mean additions, enhancements, improvements, updates and upgrades to Award's generally offered BIOS code (not incorporating inventions covered by the BIOS Patent Rights), or the BIOS Code, which add additional features or functions or are made for the purpose of maintaining the compatibility of such code with changes in hardware or operating systems.

2.   PATENTS PRICING

     2.1 NO AWARD EXPLOITATION OF BIOS PATENT RIGHTS. Award agrees that, without Vobis's prior written consent and except for the development and license to Vobis of the BIOS Code, Award shall not make, have made, use, offer for sale sell, import or export any product, nor practice any method, on which the BIOS Patent Rights read, nor shall Award sublicense any of such rights to any third party.

     2.2 NO ACCOUNTING BY VOBIS. Vobis shall not have any obligation to account to Award for any exercise by Vobis of its rights of the BIOS Patent Rights by sublicensing the

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BIOS Code as embedded in Vobis hardware, except for those accounting obligations required by the BIOS Code license agreements between the parties.

     2.3 FUTURE PRICING OF BIOS CODE. Award agrees that for five (5) years after the Effective Date of this Agreement, it shall not increase the license fees or other fees charged to Vobis with respect to the BIOS Code by more than ten percent (10%) annually, and that in all events, Award shall charge Vobis no more than it charges customers licensing similar volumes of copies of Award's BIOS code which does not incorporate inventions covered by the BIOS Patent Rights.

3.   BIOS CODE SUPPORT AND CUSTOM DEVELOPMENT WORK.

     3.1 SUPPORTING ENGINEERING OF BIOS CODE. Award agrees that for five (5) years after the Effective Date of this Agreement, each time that it creates Corrections, Updates or Upgrades of its generally offered BIOS code (not incorporating inventions covered by the BIOS Patent Rights), it shall promptly create similar Corrections, Updates, or Upgrades (as applicable) of the BIOS Code. Award shall provide such Corrections, Updates, or Upgrades of the BIOS Code to Vobis upon terms and conditions mutually agreeable to the parties, subject to the price increase limitations of Section 2.3.

     3.2 SUPPORT. During the Term of this Agreement, Award shall provide to Vobis certain support ("Support") with respect to the BIOS Code as follows:

          (a) Vobis shall have the right, exercisable through the Designated Employees only, to contact Award by telephone or e-mail, during Award's normal business hours, and to consult with Award for a reasonable period regarding the use or operation of the BIOS Code, including any Errors therein;

          (b) Vobis shall have the right to have Award exercise its reasonable commercial efforts to identify and correct, and, to the extent deemed reasonable by Award, to provide Corrections for, Errors in the BIOS Code;

     3.3 CUSTOM DEVELOPMENT WORK. From time to time during the Term of this Agreement, the Designated Employees may request in writing Award to deliver Updates or Upgrades of the BIOS Code or to develop and deliver Custom Development Work. Such requests shall be in sufficient detail to allow Award's technical staff to clearly understand the nature and scope of the request and shall at all times be technically reasonable. Award and Vobis agree to negotiate in good faith with respect to each such request, subject to the limitations on price increases in Section 2.3, and the agreement of the parties with respect thereto shall be in writing and signed by both parties. Payment to Award for Custom Development Work shall be on a time and materials basis at customary rates then offered by Award to third parties for similar work and subject to the availability of Award personnel and resources.

     3.4 NO LICENSE. Vobis expressly acknowledges that Award is not providing or licensing to Vobis any Award intellectual property rights, software or products pursuant to this Agreement. Vobis' use or ownership of the BIOS Code, including all Corrections, Updates and

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Custom Development Work, shall be governed by the terms of the BIOS Code License
Agreement for Source Code entered into by the parties on March 11, 1998, unless otherwise agreed to by the parties in writing.

4.   DISCLAIMER OF WARRANTY.

     4.1 NO WARRANTY. THE SUPPORT, CUSTOM DEVELOPMENT WORK, UPDATES AND CORRECTIONS ARE PROVIDED "AS IS," WITHOUT WARRANTY OF ANY KIND. AWARD MAKES NO, AND EXPRESSLY DISCLAIMS ALL, WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

5. LIMITATION OF LIABILITY. IN NO EVENT WILL AWARD BE LIABLE TO VOBIS OR TO ANY THIRD PARTY CLAIMING THROUGH OR UNDER VOBIS FOR ANY LOST PROFITS, LOST SAVINGS, BUSINESS INTERRUPTION, OTHER TANGIBLE BUSINESS LOSS, OR OTHER INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES OR FOR ANY CLAIM BY ANY OTHER PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, ARISING OUT OF THIS AGREEMENT, EVEN IF AWARD HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

6.   TERM AND TERMINATION.

     6.1 TERM. The term ("Term") of this Agreement shall continue indefinitely unless earlier terminated as herein provided.

     6.2 TERMINATION FOR MATERIAL BREACH. Either party may terminate this Agreement for the material breach of the other party which material breach has remained uncured for a period of thirty (30) days from the date of written notice thereof.

     6.3 TERMINATION FOR CONVENIENCE. Vobis may terminate this Agreement for convenience upon thirty (30) days' written notice to Award.

7.   CONFIDENTIALITY.

     7.1 CONFIDENTIAL INFORMATION. Vobis understands and agrees that the Support, Custom Development Work, Upgrades, Updates and Corrections, including without limitation all elements thereof, and including any information disclosed to Vobis in the course of receiving any of the foregoing, whether disclosed orally or in tangible form, is and shall remain the confidential information of Award, regardless of whether so designated in writing (collectively, "Confidential Information").

     7.2 OBLIGATIONS. Vobis shall not use or disclose Confidential Information except as expressly set forth in this Agreement until such time as such Confidential Information becomes publicly-known without breach of this Agreement or violation of applicable law.

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     7.3  EXCEPTIONS.  The foregoing obligations shall not apply to any information which:

          (a) was already lawfully known to Vobis without obligation of confidence prior to disclosure by Award;

          (b) was lawfully received by Vobis from a third party without obligation of confidence;

          (c) Vobis can demonstrate by documentary evidence was independently developed by Vobis without access to, or use of, the Confidential Information;

          (d) is required to be disclosed by applicable law or the order of a court or similar body of competent jurisdiction; provided, however, that in such case Vobis shall give prompt, written notice of such requirement to Award, and shall cooperate reasonably with Award in the obtaining of a protective or similar order with respect to the Confidential Information.

8.   GENERAL.

     8.1 ASSIGNMENT. Except as otherwise provided herein, neither this Agreement nor any interest hereunder shall be assignable in whole or in part by either party without the prior written consent of the other; provided, however, that Award may assign this Agreement upon notice to any successor by merger or sale of all or substantially all of its business in a manner such that the Award will remain liable and responsible for the performance and observance of all its duties and obligations hereunder. This Agreement will be binding upon the successors and permitted assigns of the parties and the name of a party appearing herein will be deemed to include the names of such party's successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any purported assignment which is not in accordance with this SUBSECTION 8.1 ("ASSIGNMENT") will be void.

     8.2 FORCE MAJEURE. Neither party will be liable to the other for any default or delay attributable to any cause beyond its reasonable control, including without limitation any fire, floods, earthquake, embargo, war, act of war (whether declared or not), insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or act, omission or delay in acting by any governmental authority, if the party affected gives prompt notice of any such cause to the other party. The party giving such notice will thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for sixty (60) days thereafter; provided, however, that such affected party commences and continues to take reasonable and diligent actions to cure such cause.

     8.3 GOVERNING LAW, VENUE AND LEGAL FEES AND COSTS. This Agreement shall be governed by the laws of the State of California, excluding its conflict of law provisions. Any suit hereunder shall be brought solely in the Federal or State courts located in Santa Clara County, California, and both parties hereby submit to the jurisdiction thereof. The prevailing party in any legal action brought by one party against the other and arising out of this Agreement shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for its

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expenses, including court costs and reasonable attorneys' fees.  The United
Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

     8.4 SURVIVAL. SECTION 1 ("DEFINITIONS"), SECTION 2 ("PATENTS AND PRICING"), SUBSECTION 3.3 ("NO LICENSE"), SECTION 4 ("DISCLAIMER OF WARRANTY"),
SECTION 5 ("LIMITATION OF LIABILITY"), SECTION 6 ("TERM AND TERMINATION"),
SECTION 7 ("CONFIDENTIALITY") and SECTION 8 ("GENERAL") shall survive any termination or expiration of this Agreement, and shall continue to bind the parties, their permitted assigns and successors.

     8.5 NOTICES. All notices under this Agreement shall be addressed to the parties at the addresses set forth below. Either party may change its address for purposes of this SUBSECTION 8.5 ("NOTICES") upon delivery of notice thereof to the other party:

               AWARD SOFTWARE INTERNATIONAL, INC.
               777 East Middlefield Road
               Mountain View, CA 94043

               VOBIS MICROCOMPUTER AG
               Carlo-Schmid-Strasse 12, D-52146
               Wuerselen, Germany

     8.6 AMENDMENT. No amendment, modification or supplement of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each party.

     8.7 WAIVER. No provision of the Agreement may be waived by any act, omission or knowledge of a party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving party.

     8.8 SEVERABILITY. Whenever possible, each provision of the Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Agreement.

     8.9 ENTIRE AGREEMENT. This Agreement including all exhibits hereto will constitute and contain the complete, final and exclusive understanding and agreement of the parties and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the parties respecting the subject matter hereof.

     8.10 HEADINGS. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any such section nor in any way affect this Agreement.

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

ACCEPTED AND AGREED:

VOBIS MICROCOMPUTER AG

By:_______________________________

Title:____________________________

Date:_____________________________


AWARD SOFTWARE INTERNATIONAL, INC.

By:_______________________________

Title:____________________________

Date:_____________________________

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

                                   EXHIBIT A

                                   BIOS CODE


     Firmware commonly referred to as "P-BIOS" existing as of the Effective Date and containing inventions, apparatus, devices, or processes covered by the BIOS Patent Rights embodied in one or more of the following:

1. CGA-MODES, as described in the attached patent abstract #5,726,680 issued March 10, 1998.

2. Scrolling, as described in application serial #08/537,801 filed February 17, 1995.

3. Floppy-Bios, as described in application serial #08/891,032 filed June 7, 1996.

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                                   EXHIBIT B

                            CUSTOM DEVELOPMENT WORK











VOBIS MICROCOMPUTER AG                      AWARD SOFTWARE INTERNATIONAL, INC.


By:_______________________________          By:_________________________________

Title:____________________________          Title:______________________________

Date:_____________________________          Date:_______________________________

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